UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2022

9 Meters Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37797	27-3948465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8480 Honeycutt Road, Suite 120, Raleigh, NC 27615
(Address of principal executive offices) (Zip Code)

(919) 275-1933
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.0001 Par Value	NMTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.
On October 3, 2022, 9 Meters Biopharma, Inc. (the “Company”) entered into a lease agreement (the “Lease”) with Crabtree Terrace Holdings LLC (the “Landlord”). Pursuant to the terms of the Lease, the Company will lease 7,418 square feet at 4509 Creedmoor Road, Suite 600, Raleigh, North Carolina (the “Premise”) for a term of 126 months (the “Initial Term”), which the Company intends to use as professional office space for its corporate headquarters. The Initial Term of the Lease is expected to commence on or around April 1, 2023. The Lease provides for rent abatement for the first six months of the Initial Term. Beginning on the seventh month of the Initial Term, base rent payments are approximately $24,000 per month ($38 per square foot), and increase each year, up to approximately $31,000 per month during the last six months of the Initial Term. In addition, the Company will be responsible for payments equal to its proportionate share of operating expenses. The lease may be extended for a period of five years, at the option of the Company, at a rate to be based on the market lease rate for comparable property determined at the time of the extension.

The foregoing summary of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03 to the extent required.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 10.1	Lease Agreement by and between 9 Meters Biopharma, Inc. and Crabtree Terrace Holdings LLC, dated October 3, 2022.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

9 Meters Biopharma, Inc.

Date: October 6, 2022	By:	/s/ Bethany Sensenig
Bethany Sensenig
Chief Financial Officer